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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported) July 31, 2006

                           Global Resource Corporation
                           ---------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                    000-50944                      84-156582
         --------                  ----------                 ------------------
(State or other jurisdiction       Commission                    IRS Employer
     of incorporation)             File Number)               Identification No)

                       219 Robwood Rd Baltimore, Md 21222
--------------------------------------------------------------------------------
(Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code (410) 477-1328


         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01 OTHER EVENTS.

         On July 31, 2006, in order to meet a pre-closing requirement (Condition Precedent) of the Plan and Agreement of Reorganization with Carbon Recovery Corporation, as previously reported on Form 8-K filed July 27, 2006, the Board of Directors of the Company has declared a 100 to 1 reverse split of the Company's Common Stock. Each shareholder will receive one (1) share of Common Stock for each one hundred (100) shares currently held. No fractional shares shall be issued; all fractional shares shall be rounded up to the next whole share. The reverse split will be effective as of the close of trading on Friday, August 11, 2006.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GLOBAL RESOURCE CORPORATION



                                            By: /s/ Mary Radomsky

Dated: August 1, 2006